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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-1 Indenture dated as of January 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-1)

                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

                CALIFORNIA                           333-109503-03                      33-0705301
                ----------                           -------------                      ----------
(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
            of Incorporation)                        File Number)                  Identification No.)


1401 Dove Street
Newport Beach, California                                                                   92660
-------------------------                                                                   -----
(Address of Principal                                                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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


Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     3.1                     Amended and Restated Trust
                                             Agreement, dated as of January 29,
                                             2004, among IMH Assets Corp., as
                                             Depositor, Wilmington Trust
                                             Company, as Owner Trustee and
                                             Deutsche Bank National Trust
                                             Company, as Certificate Registrar
                                             and Certificate Paying Agent,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2004-1.

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     4.1                     Indenture dated as of January 29,
                                             2004, between Impac CMB Trust
                                             Series 2003-12 as Issuer and
                                             Deutsche Bank National Trust
                                             Company, as Indenture Trustee,
                                             Collateralized Asset-Backed Bonds,
                                             Series 2004-1. (In accordance with
                                             Rule 202 of Regulation S-T, Exhibit
                                             B, the Mortgage Loan Schedule, is
                                             being filed in paper pursuant to a
                                             continuing hardship exemption.)

                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------
                     99.1                    Servicing Agreement, dated as of
                                             January 29, 2004, between Impac
                                             Funding Corporation, as Master
                                             Servicer, Impac CMB Trust Series
                                             2004-1, as Issuer and Deutsche Bank
                                             National Trust Company, as
                                             Indenture Trustee, Collateralized
                                             Asset-Backed Bonds, Series 2004-1.
                                             (In accordance with Rule 202 of
                                             Regulation S-T, Exhibit A, the
                                             Mortgage Loan Schedule, is being
                                             filed in paper pursuant to a
                                             continuing hardship exemption.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IMH ASSETS CORP.

                                              By:  /s/ Richard J. Johnson
                                                   ---------------------------
                                              Name:    Richard J. Johnson
                                              Title:   Chief Financial Officer

Dated: February 13, 2004

                                  EXHIBIT INDEX


                               Sequentially
Exhibit                        Numbered
Number                         Description
------                         -----------

3.1 Amended and Restated Trust Agreement, dated as of January 29, 2004, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2004-1.

4.1 Indenture dated as of January 29, 2004, between Impac CMB Trust Series 2004-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-1. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1 Servicing Agreement, dated as of January 29, 2004, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2004-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-1. (In accordance with Rule 202 of Regulation S-T, Exhibit A, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)